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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration

Statement on Form S-8 (No. 333-43427) with respect to the Studio Plus Hotels,

Inc. RetirementPLUS Savings Plan of our report dated June 30, 1998, appearing on

Page 2 of this Form 11-K.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Spartanburg, South Carolina
July 15, 1998